UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 8, 2018

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-03492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East Houston, Texas	77032
(Address of Principal Executive Offices)	(Zip Code)
(281) 871-2699
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2018, Halliburton Company announced that Lance Loeffler, previously Vice President, Investor Relations, has been promoted to Chief Financial Officer effective November 12, 2018.   Christopher T. Weber resigned as Executive Vice President and Chief Financial Officer effective November 9, 2018.  Mr. Weber's separation from the Company is not the result of any issue, concern or disagreement with the Company's accounting, financial reporting or internal control over financial reporting.

Mr. Loeffler, age 41, served as Vice President, Investor Relations of Halliburton Company since May 2016, and as Vice President, Corporate Development, October 2014 – May 2016.  Prior to his employment with Halliburton, Mr. Loeffler was a director at Deutsche Bank Securities, Inc.

Mr. Weber entered into a Severance Agreement with the Company on November 9, 2018, that provides for a severance payment, the payment of incentive compensation earned under the Company's Annual Performance Pay Plan for 2018, if any, pro rated for the period of his employment during the year, and the vesting of any restricted stock held by Mr. Weber.  The Separation Agreement restricts Mr. Weber from competing with the company or soliciting company personnel for a period of two years after termination of employment.

The description of Mr. Weber's Severance Agreement is qualified in its entirety by the provisions of the agreement, which is incorporated by reference to Exhibit 10.1 to this Form 8-K.

Item 8.01.  Other Events.

Effective as of November 8, 2018, Timothy McKeon, Vice President and Treasurer of Halliburton Company established a prearranged trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.  Any transactions under the above plan will be disclosed through Form 4 filings with the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits.

10.1          Separation Agreement (Christopher T. Weber)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: November 14, 2018	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Vice President, Public Law and
Assistant Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER          EXHIBIT DESCRIPTION

10.1          Separation Agreement (Christopher T. Weber)

4